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                                                                    EXHIBIT 99.4

                          NOTICE OF GUARANTEED DELIVERY

                                       FOR

          OFFER TO EXCHANGE 5.75% NOTES DUE 2010 (CUSIP NO. 866677AD9)
                 FOR 5.75% NOTES DUE 2010 (CUSIP NO. 866677AC1)

                                       OF

                            SUN COMMUNITIES OPERATING
                               LIMITED PARTNERSHIP

         As set forth in the Prospectus dated ______, 2003 (as the same may be amended or supplemented from time to time, the "Prospectus") of Sun Communities Operating Limited Partnership (the "Company") under the caption "The Exchange Offer--Guaranteed Delivery Procedures," and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 2 thereto, this form or one substantially equivalent must be used to tender any of the Company's 5.75% Notes due 2010 (the "Unregistered Notes") pursuant to the exchange offer, if (i) certificates representing the Unregistered Notes to be tendered for exchange are not lost but are not immediately available, (ii) time will not permit a holder's Letter of Transmittal, certificates representing the Unregistered Notes to be tendered and all other required documents to reach Deutsche Bank Trust Company Americas (the "Exchange Agent") prior to the Expiration Date (as defined below), or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date. This form may be delivered by an eligible institution by mail or hand delivery or transmitted, via manually signed facsimile, to the Exchange Agent as set forth below.

         Terms not otherwise defined herein shall have their respective meanings as set forth in the Prospectus.

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               THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME
      ON ________ , 2003, UNLESS EXTENDED OR TERMINATED (THE "EXPIRATION DATE").
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                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                      DEUTSCHE BANK TRUST COMPANY AMERICAS

                         FOR INFORMATION: (800) 735-7777

          BY FACSIMILE:                                   BY MAIL:

(FOR ELIGIBLE INSTITUTIONS ONLY)                DB SERVICES TENNESSEE, INC.
       (615) 835-3701                              REORGANIZATION UNIT
    CONFIRM BY TELEPHONE:                           P.O. BOX 292737
       (615) 835-3572                            NASHVILLE, TN 37229-2737
   CONTACT: KARL SHEPHERD






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   BY OVERNIGHT MAIL OR COURIER:                        BY HAND:

   DB SERVICES TENNESSEE, INC.            DEUTSCHE BANK TRUST COMPANY AMERICAS
CORPORATE TRUST & AGENCY SERVICE   C/O THE DEPOSITORY TRUST CLEARING CORPORATION
       REORGANIZATION UNIT                   55 WATER STREET, 1ST FLOOR
   648 GRASSMERE PARK ROAD                    JEANETTE PARK ENTRANCE
     NASHVILLE, TN 37211                       NEW YORK, NY 10041
     ATTN: KARL SHEPHERD
    CONFIRM BY TELEPHONE:
       (615) 835-3572




         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY (THE "NOTICE OF GUARANTEED DELIVERY") TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

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Ladies and Gentlemen:

         The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the series and principal amount of Unregistered Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender the Unregistered Notes. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable for the perfection of the undersigned's tender.

         Tenders may be withdrawn in accordance with the procedures set forth in the Prospectus. The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company and the Trustee as evidence of the undersigned's tender of Unregistered Notes.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.


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                            PLEASE SIGN AND COMPLETE
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Signatures of Registered Holder(s) or                Date:


Authorized Signatory:


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Address:

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Name(s) of Registered Holder(s):    Area Code and Telephone No.:






Principal Amount of Original        If Original Securities will be delivered by
Securities Tendered:                book-entry transfer, complete the following:

                                    Depository Account No.


Certificate No.(s) of
Original Securities
(if available):




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         This Notice of Guaranteed Delivery must be signed by the holder(s)
exactly as their names appear on certificates for Unregistered Notes or on a security position listing as the owner of Unregistered Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this

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Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority so to act.

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   Please print name(s) and address(es)
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Name(s):


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Capacity:


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Address(es):


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DO NOT SEND UNREGISTERED NOTES WITH THIS FORM. UNREGISTERED NOTES SHOULD BE SENT
TO THE EXCHANGE AGENT, TOGETHER WITH A PROPERLY COMPLETED AND VALIDLY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.
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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that, within three New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with certificates representing the Unregistered Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Unregistered Notes into the Exchange Agent's account at a book-entry transfer facility, pursuant to the procedure for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering"), and any other required documents will be deposited by the undersigned with the Exchange Agent at its address set forth above.

Name of Firm:  -----------------------------------------------------------------


Authorized      ----------------------------------------------------------------
Signature:

Address:  ----------------------------------------------------------------------

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Name: --------------------------------------------------------------------------


Title: -------------------------------------------------------------------------

Area Code and Telephone
No.:                     -------------------------------------------------------


Date: --------------------------------------------------------------------------



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